Exhibit 10.1





                             FINE HOST CORPORATION
                               STOCK OPTION PLAN
                  (Amended and Restated as of March 17, 1997)


                                   ARTICLE I.

                                    Purpose


         This Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by officers and certain other key employees of Fine Host Corporation (the "Company") in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.

         The term "Company," when used in the Plan with reference to eligibility and employment, shall include the Company and its subsidiaries. The word "subsidiary," when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         It is intended that certain options granted under this Plan will qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE II.

                                 Administration

         The Plan shall be administered by the full Board of Directors of the Company (the "Board") or a Stock Option Committee (the "Stock Option Committee") (the Board and the Stock Option Committee hereinafter referred to as the "Committee") appointed by the Board which shall consist of not less than two members. Each member of the Stock Option Committee must be a "Non-Employee Director" within the meaning of the rules promulgated under Section 16(b).




Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company shall be granted options; (b) to authorize the granting of both incentive stock options and nonqualified options; (c) to determine the times when options shall be granted and the number of shares to be optioned; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder;
(f) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (h) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                  ARTICLE III.

                                     Stock

         The stock to be optioned under the Plan shall be shares of authorized but unissued Common Stock of the Company, par value $.01 per share, or previously issued shares of Common Stock reacquired by the Company (the "Stock"). Under the Plan, the total number of shares of Stock which may be purchased pursuant to options granted hereunder shall not exceed, in the aggregate, 1,569,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof.

         The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option under the Plan for any reason expires, is terminated or is canceled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

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                                  ARTICLE IV.

                          Eligibility of Participants

         Subject to ARTICLE VII in the case of incentive stock options, officers and other key employees of the Company (excluding any person who is a member of the Committee) shall be eligible to receive options under the Plan. In addition, options which are not incentive stock options may be granted to consultants or other key persons (excluding any person who is a member of the Committee) who the Committee determines shall receive options under the Plan. No person may receive options for more than 250,000 shares of Stock in any one year.

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                                   ARTICLE V.

                             Option Exercise Price

         Subject to ARTICLE VII in the case of incentive stock options, (i) in the case of each option granted under the Plan which is not an incentive stock option, the option exercise price shall be not less than 85% of the "Fair Market Value" of the Stock at the time the option was granted and (ii) in the case of each option granted under the Plan which is an incentive stock option, the option exercise price shall not be less than the Fair Market Value of stock at the time the option is granted. For purposes of the Plan, the Fair Market Value on a given date means (i) if the Stock is listed on a national securities exchange, the closing sale price reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service; or (iv) notwithstanding clauses (i) - (iii) above, with respect to Options granted as of the consummation of the Company's initial public offering of Stock through an effective registration statement (the "IPO"), the price at which Stock is sold to the public in the IPO.

                                   ARTICLE VI.

                          Exercise and Terms of Options

         Subject to this ARTICLE VI, the Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

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         Any other  provision of the Plan to the contrary  notwithstanding,  but subject to ARTICLE VII in the case of incentive stock options, no option shall be exercised after the date ten years from the date of grant of such option (the "Termination Date").

         If prior to the Termination Date, an optionee shall cease to be employed by the Company by reason of a disability, as defined in Section 22(e)(3) of the Code, the option shall remain exercisable until the earlier of the Termination Date or one year after the date of cessation of employment to the extent the option was exercisable at the time of cessation of employment.

         In the event of the death of an optionee prior to the Termination Date and while employed by the Company, or while entitled to exercise an option pursuant to the preceding paragraph or the final sentence of the subsequent paragraph, the option shall remain exercisable until the earlier of the Termination Date or one year after the date of death, by the person or persons to whom the optionee's rights under the option pass by will or the applicable laws of descent and distribution, to the extent that the optionee was entitled to exercise it on the date of death.

         If an optionee voluntarily terminates employment with the Company for reasons other than death, disability or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if an optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Committee, all options previously granted to such optionee which have not been exercised prior to such termination shall lapse and be canceled. If the Company terminates an optionee's employment without Cause, as hereinafter defined, unless otherwise provided by the Committee, all options previously granted to such optionee which were exercisable immediately prior to such termination shall continue to be exercisable for a period not extending beyond three months after the date of such termination.

         For purposes of the Plan, the Company shall have "Cause" to terminate an optionee's employment if the Company has cause to terminate the optionee's employment under any existing employment agreement between the optionee and the

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Company or, in the absence of an employment  agreement  between the optionee and the Company, upon (A) the determination by the Committee that the optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Committee's determination that the optionee has engaged or is about to engage in conduct materially injurious to the Company, or (C) the optionee having been convicted of a felony.

         For purposes of the Plan, in the case of an optionee who is not an employee of the Company, references to employment herein shall be deemed to refer to such person's relationship to the Company.

         Notwithstanding anything in the Plan or any option agreement to the contrary, if at the time any option is exercised, in whole or in part, the Company or an affiliate has not yet completed its first firm commitment public offering of securities, it shall be a condition precedent to such exercise that any optionee execute a written shareholders' agreement in such form as may be designated by the Committee.

         Notwithstanding the foregoing provisions of this ARTICLE VI or the terms of any option agreement, the Committee may in its sole discretion accelerate the exercisability of any option granted hereunder. Any such acceleration shall not affect the terms and conditions of any such option other than with respect to exercisability.

                                  ARTICLE VII.

                         Special Provisions Applicable
                        to Incentive Stock Options Only

         To the extent the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which any options granted hereunder which are intended to be incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, such options shall not be considered incentive stock options.

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         No incentive  stock option may be granted to an individual  who, at the time the option is granted,  owns directly,  or indirectly within the meaning of
Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110 percent of the fair market value of the Stock on the date of the grant of such option; and (ii) cannot be exercised more than five years after the date it is granted.

         Each optionee who receives an incentive stock option must agree to notify the Company in writing immediately after the optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an incentive stock option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the optionee was granted the incentive stock option or (b) one year after the date the optionee acquired Stock by exercising the incentive stock option.

                                  ARTICLE VIII.

                               Payment for Shares

         Payment for shares of Stock purchased under an option granted hereunder shall be made in full upon exercise of the option, by certified or bank cashier's check payable to the order of the Company or by any other means acceptable to the Company. The Stock purchased shall thereupon be promptly delivered; provided, however, that the Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                                  ARTICLE IX.

                       Non-Transferability of Option Rights

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         No option shall be  transferable  except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him. The Committee may, however, in its sole discretion, allow for transfer of options which are not incentive stock options to other persons or entities, subject to such conditions or limitations as it may establish.

                                  ARTICLE X.

                  Adjustment for Recapitalization, Merger, etc.

         The aggregate number of shares of Stock which may be purchased pursuant to options granted hereunder, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

         In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan, and the number or kind of shares of Stock or other securities covered by outstanding options, and the option price thereof. In instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. The Committee shall notify optionees of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.


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         The  foregoing  adjustments  and  the  manner  of  application  of  the
foregoing   provisions  shall  be  determined  by  the  Committee  in  its  sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                    ARTICLE XI.

                           Effect of Change in Control

         (a) Except to the extent reflected in a particular option agreement in the event of a "Change in Control," notwithstanding any vesting schedule with respect to any options, such option shall become immediately exercisable with respect to 100 percent of the shares subject to such option.

         (b) For purposes of the Plan, Change in Control shall, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the particular option agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than a Permitted Holder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 30% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) the Company is merged, consolidated or reorganized into or with another corporation or another legal entity and, as a result of such merger, consolidation or reorganization, less than 50% of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such transaction is held in the aggregate by the holders of the combined voting power of the securities of the Company entitled to generally in the election of directors of the Company immediately prior to such transaction, (iii) during any period of two consecutive years beginning on the date of the consummation of the IPO, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new

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director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iv) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. Neither the IPO nor any merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, "Permitted Holder" means William R. Berkley or any of his affiliates (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act).

                                  ARTICLE XII.

                         No Obligation to Exercise Option

         Granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XIII.

                                 Use of Proceeds

         The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                   ARTICLE XIV.

                             Rights as a Stockholder

         An optionee or a transferee of an option shall have no rights as a stockholder with respect to any share covered by his option until he shall have become the holder of record of such share, and he shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof.

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         Notwithstanding  anything herein to the contrary, the Committee, in its sole discretion, may restrict the transferability of all or any number of shares issued under the Plan upon the exercise of an option by legending the stock certificate as it deems appropriate.

                                   ARTICLE XV.

                                Employment Rights

         Nothing in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate the optionee's employment at any time.


                                   ARTICLE XVI.

                             Compliance with the Law

         The Company is relieved from any liability for the nonissuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the options under the Plan or shares of Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares, appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

         Each option granted under the Plan is subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of

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options or the issuance of shares of Stock,  no shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Committee.

                                   ARTICLE XVII.

                              Cancellation of Options

         The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.


                                   ARTICLE XVIII.

                      Effective Date and Expiration Date of Plan

         The Plan, as amended and restated, is effective as of March 17, 1997, the date of adoption of the Plan by the Company's Board of Directors, subject to approval by the stockholders of the Company in a manner which complies with both
Section 162(m) and Section 422(b)(1) of the Code and the Treasury Regulations thereunder. The expiration date of the Plan, after which no option may be granted hereunder, shall be November 1, 2004.

                                  ARTICLE XIX.

                      Amendment or Discontinuance of Plan

         The Board may, without the consent of the Company's stockholders or optionees under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder without the optionee's consent, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of Stock which may be purchased pursuant to options granted under the Plan, except as contemplated in ARTICLE X, or (b) expand the class of employees eligible to receive options under the Plan.

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                                  ARTICLE XX.

                                 Miscellaneous

         (a) Options shall be evidenced by option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such agreements shall conform to the terms and conditions of the Plan and may provide that the grant of any option under the Plan and Stock acquired pursuant to the Plan shall also be subject to such other conditions (whether or not applicable to the option or Stock received by any other optionee) as the Committee determines appropriate, including, without limitation, provisions to assist the optionee in financing the purchase of Stock through the exercise of options, provisions for the forfeiture of, or restrictions on, resale or other disposition of shares under the Plan, provisions giving the Company the right to repurchase shares acquired under the Plan in the event the participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

         (b) If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

         (c) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim)

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arising  out of any act or omission  to act in  connection  with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Company's Board of Directors shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (d) The Plan shall be governed by and construed in accordance with the internal laws of the State of Connecticut without reference to the principles of conflicts of law thereof.

         (e) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

         (f) Each member of the Committee and each member of the Company's Board of Directors shall be fully justified in relaying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

         (g) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

         (h) The expenses of administering the Plan shall be borne by the Company.

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         (i) Masculine  pronouns and other words of masculine gender shall refer to both men and women.

         (j) The shares of Stock reserved for issuance under the Plan may also be used to satisfy obligations of the Company to deliver shares of Stock pursuant to the Company's Long Term Incentive Compensation Plan.

                                  *     *     *

As adopted by the Board of Directors of Fine Host Corporation as of November 1, 1994 and as Amended and Restated as of June 18, 1996 and as further Amended and Restated as of March 17, 1997


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